      As filed with the Securities and Exchange Commission on May 9, 2005.
                                            Registration Statement No. 333-88887

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------
                                  NETGURU, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                      -------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

                                   22-2356861
                             ----------------------
                                (I.R.S. Employer
                             Identification Number)

                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                 (714) 974-2500
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                            -------------------------
                                  AMRIT K. DAS,
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                 (714) 974-2500
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                           CRISTY LOMENZO PARKER, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, SUITE 1400
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100

    Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: | |
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: |X|
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: | |
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities
Act registration statement number of the earlier effective registration statement for the same offering: | |
    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: | |

                          DEREGISTRATION OF SECURITIES

         In accordance with the registrant's undertaking set forth in the registration statement, effective as of the date and time that this post-effective amendment no. 1 is declared effective, the registrant hereby deregisters such shares of its common stock that were registered on the registration statement but were not sold under the registration statement.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Yorba Linda, State of California, on May 6, 2005.

                                     netGuru, Inc.

                                     By:  /s/ Amrit K. Das
                                          --------------------------------------
                                          Amrit K. Das, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the following capacities on the dates indicated.

                  Name                                 Title                              Date
                  ----                                 -----                              ----

/s/ Amrit K. Das                        Chairman of the Board, Chief Executive       May 6, 2005
--------------------------------------  Officer (principal executive
Amrit K. Das                            officer) and Director

/s/ Santanu Das                         Chief Operating Officer and                  May 6, 2005
--------------------------------------  Director
Santanu Das

/s/ Bruce Nelson                         Chief Financial Officer                     May 6, 2005
--------------------------------------  (principal financial officer)
Bruce Nelson

                                         Director                                    May _, 2005
---------------------------------------
Benedict A. Eazzetta

/s/ D. Dean McCormick III                Director                                    May 6, 2005
--------------------------------------
D. Dean McCormick, III

/s/Stanley W. Corbett                    Director                                    May 6, 2005
----------------------------------------
Stanley W. Corbett

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